UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2010
ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415 (Commission File Number)	38-2830092 (IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan (Address of principal executive offices)	48858-1649 (Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)
☐     Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 5 — Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders
     On May 4, 2010, Isabella Bank Corporation (the “Corporation”) held its 2010 Annual Meeting of Shareholders. The matter listed below was submitted to a vote of the shareholders through the solicitation of proxies, and the proposal is described in the Company’s Proxy Statement filed with the SEC on April 9, 2010. The certified results of the shareholder vote are as follows:
Proposal — Election of Directors
     The following individuals were elected to serve as directors to hold office until the 2013 Annual Meeting of Shareholders.

Nominee	For	Against	Withheld	Broker Non-Votes

James C. Fabiano	4,876,781	27,746	29,943	212,485
Ted Kortes	4,781,396	122,635	30,439	212,485
Thomas L. Kleinhardt	4,766,414	136,765	31,291	212,485
Joseph LaFramboise	4,870,726	31,939	31,805	212,485
Dale D. Weburg	4,872,902	30,168	31,400	212,485
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION
Dated: May 6, 2010	By:	/s/ Dennis P. Angner
Dennis P. Angner, President and CFO